UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 28, 2025

Knife River Corporation
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-41642	92-1008893

1150 West Century Avenue
P.O. Box 5568
Bismarck, North Dakota 58506-5568
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.01 par value	KNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Knife River Corporation ("we", "our") is filing this Current Report on Form 8-K to reflect changes to the presentation of our notes to the consolidated financial statements as set forth in (i) our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2025 (the “2024 10-K”), (ii) our Quarterly Report on Form 10-Q for the period ended March 31, 2024, as filed with the SEC on May 7, 2024 (the “Q1 2024 10-Q”), (iii) our Quarterly Report on Form 10-Q for the period ended June 30, 2024, as filed with the SEC on August 6, 2024 (the “Q2 2024 10-Q”), and (iv) our Quarterly Report on Form 10-Q for the period ended September 30, 2024, as filed with the SEC on November 4, 2024 (the “Q3 2024 10-Q”), in order to give effect to a change in segment reporting.

As disclosed in our 2024 10-K, on January 1, 2025, we made a change to our organizational structure to better align with our business strategy. We reorganized our business segments to reflect changes in the way management evaluates performance, makes operating decisions and allocates resources. Our former Pacific and Northwest operating segments were combined to form the new West operating segment. Our former North Central and South operating segments were combined to form the new Central operating segment. The reorganization resulted in four operating segments: West, Mountain, Central and Energy Services, each of which is also a reportable segment. Each segment’s performance is evaluated based on segment results without allocating corporate expenses, which include corporate costs associated with accounting, legal, treasury, information technology, human resources, and other corporate expenses that support the operating segments.

To reflect the change in segment reporting, we have attached Exhibit 99.1 to this Current Report on Form 8-K to update the information in the Business Segment Data footnote in the 2024 10-K as well as previously reported amounts in the Business Segment Data footnotes for the quarters following December 31, 2023, as disclosed in our Q1 2024 10-Q, Q2 2024 10-Q, and Q3 2024 10-Q. Such information has been recast to conform with the new segments.

Except for the segment changes described above, this Current Report on Form 8-K does not modify or update disclosures as presented in our 2024 10-K or our Q1 2024 10-Q, Q2 2024 10-Q and Q3 2024 10-Q and does not reflect any changes, events or activities occurring after the applicable filing date. We have not otherwise updated for activities or events occurring after the applicable dates these items were originally presented. The information in this Current Report on Form 8-K should be read in conjunction with the other information included in our 2024 10-K, Q1 2024 10-Q, Q2 2024 10-Q and Q3 2024 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number    Description
99.1    Unaudited revised Business Segment Data footnote in Annual Report on Form 10-K for the year ended December 31, 2024 and in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024.
104    Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knife River Corporation

Date March 28, 2025	By /s/ Nathan W. Ring
Nathan W. Ring
Vice President and Chief Financial Officer
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